Investor Presentation Second Quarter 2022 EXHIBIT 99.1

Forward looking statements and non-GAAP financial measures Forward-Looking Statements Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “will,” “may,” “could,” “should,” “believe,” “expect,” “estimate,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this press release, including our business strategies, our operating and financial performance and general market, economic and business conditions. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 and our Form 10-Q for the quarter ended March 31, 2022, both of which are on file with the Securities and Exchange Commission and available on our investor relations website at http://ir.assetmark.com. All information provided in this presentation is based on information available to us as of the date of this presentation and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this presentation, which are inherently uncertain. We undertake no duty to update this information unless required by law. Use of Non-GAAP Financial Information To supplement our financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, we use non-GAAP financial measures: net revenue, adjusted expenses, adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted EPS. The presentation of these non-GAAP financial metrics is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the limitations thereof and reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure, please refer to our earnings release and Form 10-Q.

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

AssetMark is a leading provider of comprehensive wealth management solutions… 9.1% Annualized Net Flows as a % of Beginning-of-Period Platform Assets $90.8b in platform assets $44.5m 1Q22 Adjusted EBITDA1 67 Net Promoter Score as of July 2021 140bps Adjusted EBITDA margin expansion from 1Q21 to 1Q221,2 30.0% 1Q22 Adjusted EBITDA margin1,2 8,700+ independent, fee-based advisors 215,000+ investor households 900+ employees Note: Data is as of March 31, 2022 unless otherwise stated. 1 Adjusted EBITDA is defined by us as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments such as non-recurring items. 2Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue.

… and is redefining what it means to be a modern TAMP 1996 TODAY Compelling Technology Retirement Services Cash & Credit Solutions Business Consulting Financial Planning Tax Transition Proprietary Investment Solutions Outsourced Marketing ESG Succession Planning Community & Networking Third Party Investment Solutions Open Architecture Personalized, Scalable Service Product Placement Limited Support Custody Expanded Channels

AssetMark has a mission-driven, client-focused culture Our mission is aligned with advisors and investors With a vision to enable financial advice Dedicated to making a difference in the lives of advisors and their clients Our ecosystem empowers growth-focused, independent advisors of all sizes with the highest quality capabilities and services Guided by strong values and conducted with a focus on clients and compliance Empower advisors and investors of all sizes to reach their goals Fully integrated technology platform Personalized and scalable service Curated investment solutions By focusing on a consistent strategy

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

c Well positioned among our partner firms to fully service advisors Broker dealers Asset managers Custodians Fintech firms ADVISORS & INVESTORS

Favorable industry trends enable us to be well-positioned to help investors and advisors New Generation of Investors: wealth transfer and new investors seek guidance and advice from investment professionals Continued Shift to Independence: advisors shift to independent channels, specifically RIA channels Increasing Demand from Investors: greater personalization with multiple digital touchpoints for customizable interactions Increased Savings: economic shutdown along with stimulus actions have significantly increased savings among U.S. households

Through channel expansion, AssetMark’s TAM is large and growing… Source: Cerulli, 2020 U.S. Broker/Dealer Marketplace Annual; Cerulli, 2020 U.S. RIA Marketplace Annual; Cerulli, U.S. Retirement Markets 2020 and internal estimates. IBD TAM includes Independent Broker Dealers with <$500M in asset and Insurance Broker Dealers of all sizes. Retirement TAM includes all 401k plans below $25 million and all ERISA-covered 403(b) plans. Overlaps TAM for IBD, RIA and bank trust if the advisor is working with retail clients. No overlap if advisor is working directly with plan sponsor. RIA TAM includes Independent RIAs and Hybrid RIAs below $500 million. Bank Trust TAM only includes Regional and Community Bank trust assets. Voyant TAM calculation from their average Voyant Revenue per advisor for advisor products and consumer products. IBD bps rate assumption is 45 bps, while all others excluding Voyant, are 25 bps. …translates into a $22 billion revenue TAM (net of related variable expenses) Based on 2022 full year guidance, AssetMark has approximately 2% of the overall revenue TAM, with a long runway for future growth. A $6.3 trillion asset total addressable market (TAM)… Channel Growth Strategy Independent Broker Dealers: Continue to enhance holistic offering of technology, service and investment solutions to attract new advisors and expand share of wallet among existing advisors. Retirement: Enhance our marketing strategies and data analytics to educate advisors on how to prospect, win and service retirement plans. RIA: Target independent RIAs through our RIA offering, AssetMark Institutional (AMI), which provides the right set of products, operational support, technology, and community resources to support their growth, efficiency and scale. Bank Trust: Leverage OBS acquisition to explore low risk entry into the bank trust channel. Voyant: Further build market share in existing markets, while leveraging AssetMark’s knowhow, brand and relationships to penetrate US market.

… driven by advisors looking to grow, scale and develop stronger client relationships through outsourcing Three out of four advisors stated that challenges they tackle today include scaling their business for growth and spending needed time on business building activities. Outsourcing allows advisors to allocate more of their time and resources toward high-impact, high-value endeavors, to achieve stronger client relationships and growth. Source: The 2021 Impact of Outsourcing Study was conducted by 8 Acre Perspective, an independent research firm, using a quantitative online survey. The study analyzed responses from 757 financial advisors. 91% 84% 83% reported growth in total assets reported higher business valuation reported higher personal income Tangible Business Improvements as a Result of Outsourcing

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Value proposition: Purpose-built solutions Technology Platform Investment Solutions Business Services Custody Automated back-office business programs that enable advisors to scale from prospecting to administration ADVISOR Advisor Service Financial Planning Integrated, open-architecture tech slack tailored to support each advisor’s distinct objectives – whether that’s to grow their practice, build closer relationships with their clients, or drive efficiency Experienced, hands-on extension of an advisor’s team, equally committed to serving their clients’ interests Expertly curated menu of flexible investment options that advisors and investors can choose from with confidence Suite of powerful and dynamic planning tools that enable advisors to help their clients achieve financial wellness Open-architecture custodial platform that ensures secure, reliable, and flexible retention of client assets through third-party providers or AssetMark’s Trust Company

Streamlined account opening reduces NIGOs eSignature 24 hour account setup Technology: Provide tools and capabilities to help advisors differentiate Promote your brand Enhanced prospect engagement Portfolio analysis Customizable marketing materials From initial prospecting through ongoing service, the AssetMark platform enables advisors to make a difference in the lives of their clients Intuitive digital solutions set you apart Goals-based financial planning Income planning Cash flow management Demonstrate your difference Visually engaging tools and analytics Investor proposals Portfolio execution Ease operations and free up time Bundle documents Virtual tracking center Stay up-to-date and ahead of clients’ needs Rebalancing On-demand reporting Prospecting Onboarding Clients Constructing Portfolios Delivering Advice Monitoring Servicing

Track record of innovation and growth Diversified, all-in-one portfolios Business Consulting services $90.8B (as of March 31, 2022) Current Management Team in Place Multi Strategy Accounts Sales Team Transformation Insured Cash Deposit Program Platinum Service Team Ensemble Team $60B $70B $80B $90B eService Team & digital servicing tools expansion $50B $40B $30B $20B Acquired Acquired Acquired Acquired Acquired Curated Suite of Separately Managed Accounts (SMAs)

Service: Multi-faceted support structure fosters deep and lasting relationships with advisors Field Support acts as an extension of our advisors’ businesses, providing expertise and ongoing platform support to help advisors grow and compete Service and Operations Teams support advisors’ day-to-day operations to help ensure all operational activities are monitored and accurately executed Specialty Teams customize solutions based on advisors’ needs to provide expertise in business consulting, retirement plans and investments Senior Leadership fosters deep relationship through ongoing engagement with advisors AssetMark’s support structure helps advisors with tasks across their workflow, such as providing specialized training and servicing, opening new accounts, completing asset transfers, and providing portfolio construction insights in order to help advisors build efficient and scalable businesses. More than 50% of employees are advisor facing1 1 Over 500+ employees in AssetMark’s Client Success and Operations & Service Departments as of March 31, 2022.

Investments: Curated investment platform helps to enhance advisors’ capabilities and meaningfully reduce their workload Exceptional due diligence Portfolio optionality Supported by a dedicated, experienced team Carefully vetted solutions Current investment leadership team has a combined 275 years of leadership experience at AssetMark Search the universe of nearly 850 investment managers for approaches that align with our portfolio construction framework Look for managers who offer innovative solutions and understand advisors’ needs for transparent and disciplined processes Comprehensive evaluation that will complement our existing strategists Present final recommendations to the Investment Committee Advisors can choose: or Incorporate AssetMark or third-party strategist solutions into a professionally managed portfolio Design and build portfolios tailored to investors’ financial goals and risk tolerance Turnkey portfolio solutions Advisor constructed portfolios Open Architecture Investment Platform We strive to deliver curated investment solutions through a differentiated framework supported by: 1 2 3

Business services: supporting our advisors’ success

Dedicated management team with extensive industry experience Natalie Wolfsen Chief Executive Officer Leads AssetMark’s Client Success Group, responsible for accelerating our organic growth Prior to becoming President, Michael led AssetMark’s Client Development function and oversees our national Sales and Consulting team, Sales Strategy and Operations, Strategic Accounts and Marketing Prior to joining AssetMark, Michael was a Senior Vice President at Fidelity Investments Michael Kim President, Chief Client Officer Prior to becoming CEO, Natalie led AssetMark’s Strategy and Solutions functions, managing Product Development, Digital Strategy, Business Consulting and Corporate Strategy Before joining AssetMark, Natalie was Head of Marketing for New York-based First Eagle Investment Management. She previously served as Head of Product Management and Development for Pershing LLC and spent several years in senior positions at The Charles Schwab Corporation

Our growth strategy The AssetMark platform enables advisors to make a difference in the lives of their clients Pursue strategic transactions Meet advisors where they are going Deliver a holistic, differentiated experience Enable advisors to serve more investors Help advisors grow and scale their businesses 1 2 3 4 5

Meet advisors where they are In March of 2021, we launched AssetMark Institutional, a fully-assembled holistic solution that provides registered investment advisors with a comprehensive set of products, operational support, technology, and community resources to support their growth, efficiency, and scale. Continue to see strong growth within our RIA segment with the “Fee Only RIA” leading the way on the annualized production lift measure; 1Q22 AMI production lift was 19% Enterprise RIAs lead the way as they continue to recruit new advisors and leverage TAMP platform for growth. 6 of top 10 producing firms are Enterprise RIA’s In 1Q22, AssetMark signed agreements with 18 RIA firms Will be hosting our second annual RIA summit in June 2022 Sales update Features update Upgrading Advisor Managed platform that will enhance the user experience (3Q22) Providing several starting point models to AMI advisors (3Q22) 1

Deliver a holistic, differentiated experience Goals-based assessment Investment solutions Risk Management Dynamic and holistic advice The global market for planning and wellness has grown significantly. Voyant’s strategy focuses on expansion by geographic opportunity. 2 Closed July 2021

Enable advisors to serve more investors Investors across wealth tiers and life stages have varying needs Income Planning Tool: enhance retirement planning capabilities Personalized Investments: offer solutions individually managed accounts, ESG Tax Transition Services: mitigate capital gains for taxable accounts Complete Wealth Management Wealth across segments continues to grow Provide advisors with comprehensive tools and investments to serve evolving needs WealthBuilder: dynamic online investment and planning tool GPS / GIS: turnkey portfolio solutions MarketBlend: low-cost proprietary ETF portfolio Turnkey Low-Cost Solutions Enhance solutions for mass affluent clients HNW / UHNW and mass affluent assets grew to $20 Trillion and $11 Trillion, respectively Source: Cerulli, U.S. High Net Work and Ultra High Net Worth Markets, 2020 3

Help advisors grow and scale their businesses 54% 46% client facing activities non-client facing activities 1Advisor time allocation for independent channels – including Hybrid RIA, Independent RIA and Independent Broker Dealer. Source: Cerulli, U.S. Advisor Metrics 2020 and Lodestar Intermediary Advisors need help with growing their businesses Outsourced Business Solutions Advisors spend almost half of their time on non-client facing activities Business Consulting: drive advisor growth at every stage through individualized guidance by identifying opportunities to increase value and improve performance Marketing: help advisors acquire new clients through enhanced marketing capabilities Investment Consulting: provide investment insights and guidance on portfolio construction Provide advisors with turnkey programs to enable advisors to improve time spent on non-client facing activities, so they can spend more time with clients 4

Augment the advisor experience  through the addition of high impact capabilities and at-scale infrastructure Strategic Growth Deliver high impact capabilities to enable advisor practices and accelerate organic growth 1 Scale Monetize at-scale infrastructure through buying assets under management 2 M & A Strategy In January 2022, AssetMark announced a $500 million five year credit facility with interest rate of adjusted SOFR + 1.875%.1 Purchasing power is now ~$450 million. Pursue Strategic Transactions 5 1As of March 31, 2022

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Platform assets – 1Q22 $ billion 9.1% Net Flows as a % of Beginning-of-Period Platform Assets2 Platform assets at beginning of period Net flows Market Platform assets at period-end 1As of March 31, 2022 2Calculated as annualized net flows of $2.1 billion divided by beginning-of-period platform assets of $93.5 billion as of January 1, 2022

Solid growth in first quarter advisor and household metrics Engaged and Total Advisors (1Q21-1Q22) Households (1Q21-1Q22)

First quarter results highlighted by record quarterly revenue Total revenue (1Q21-1Q22) $ million Net revenue (1Q21-1Q22) $ million

Revenue less cost of revenue – year-over-year comparison Asset Based $20.4m increase due to a $19.0b in billable asset growth and $3.6m in reduction of on-going ABE Fee compression was ~1 bp year over year Spread Based Decreased $0.4m year-over-year driven by yield decline from 0.31% to 0.22% Other income Increased $0.4m driven primarily by Voyant Reduction of on-going ABE Subscription- based revenue Subscription Based Addition of $3.3m of subscription-based revenue from the acquisition of Voyant, which closed July 1, 2021

Adjusted expenses (1Q21 vs. 1Q22) 1Includes general and operating expenses and professional fees Note: Percentage variance based on actual numbers, not rounded results Operating expenses were up 28.2% year-over-year driven by a 47.5% y/y increase in SG&A and a 17.5% y/y increase in employee compensation The increase in employee compensation is driven by increased volume, merit increases and headcount (up 18% y/y; 11% ex-Voyant) The increase in SG&A is primarily driven by increased travel and events, including Gold Forum (held in person in 2022 vs. virtually in 2021)

1Calculated using 1Q22 adjusted number of common shares outstanding, diluted of 73,675,000. In 1Q22, and moving forward, we use diluted GAAP shares outstanding given that our restricted stock awards fully vested in 2021. Adjusted EBITDA and Adjusted EBITDA Margin (1Q21-1Q22) Adjusted Net Income (1Q21-1Q22) $ million and % $ million Strong bottom line results

Cash balance and generation continues to serve as a key positive Cash and credit facility as of 1Q22 Annual cash generation1 (2019A-2022E) $ million $ million AssetMark has $98.7 million of cash and cash equivalents on its balance sheet and $375 of available credit facility as of March 31, 2022 Cash generation remains strong, as AssetMark expects to generate between $85 and $100 million of cash in 2022 Priorities for cash use include M&A and investing in the business 1Calculated as “Cash flows from operating activities” minus “Cash flows used in investing activities” plus “purchase price of M&A”

Refining 2022 outlook; Adjusted EBITDA and margin unchanged Based on growth outlook above, we are targeting 2022 adj. EBITDA margin expansion of 100 bps. Note: Guidance based on market as of March 31, 2022

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Adjusted expense reconciliation 1Includes general and operating expenses and professional fees Note: Percentage variance based on actual numbers, not rounded results.

Adjusted net income walk Note: Asterisk denotes line item numbers post adjustment; numbers are rounded and totals may not sum

Revenue less cost of revenue recon. – quarter ended March 31, 2022

Adjusted EBITDA reconciliation – quarter ended March 31, 2022 “Share-based compensation” represents granted share-based compensation in the form of RSA, restricted stock unit, stock option, and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact. “Reorganization and integration costs” includes costs related our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations. “Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions. “Business continuity plan” includes incremental compensation and other costs that are directly related to a transition to and hiring of a primarily remote workforce and other costs due to the COVID-19 pandemic. “Office closures” represents one-time expenses related to closing facilities.

Adjusted Net Income reconciliation – quarter ended March 31, 2022 (1) Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016. (2) Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation. (3) Consists of the provision for income taxes under U.S. GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.